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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No 333- 26863) of AccelGraphics, Inc. of our report dated January 26, 1998 appearing in this Form 10-K.




/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP





San Jose, California
March 30, 1998